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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        May 16, 2002
                                                 -------------------------------



                             VALUEVISION MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                       0-20243                  41-1673770
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



          6740 SHADY OAK ROAD
        EDEN PRAIRIE, MINNESOTA                                  55344-3433
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (952) 943-6000
                                                   -----------------------------



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 24, 2002, the Board of Directors of ValueVision International, Inc. (the "Company"), upon recommendation of the Company's audit committee, decided to discontinue the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and to engage Deloitte & Touche LLP ("D&T") as the Company's independent auditors for the fiscal year ending January 31, 2003, such discontinuance of the engagement of Arthur Andersen and engagement of D&T to be effective upon the acceptance of such engagement by D&T. The effective date of the discontinuance of the engagement of Arthur Andersen and engagement of D&T was May 16, 2002. The appointment of D&T is subject to shareholder ratification at the Company's 2002 annual meeting of shareholders scheduled to be held on June 20, 2002.

         During the Company's two most recent fiscal years ended January 31, 2002 and January 31, 2001 and through May 15, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company and its subsidiaries for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The reports of Arthur Andersen on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended January 31, 2002 and January 31, 2001 contained no adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company has provided a copy of the above disclosures to Arthur Andersen. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated May 17, 2002, stating its agreement with said statements.

         During the years ended January 31, 2002 and January 31, 2001 and through the date hereof, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.


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ITEM 5.  OTHER EVENTS

         Effective May 16, 2002, the Company changed its name to ValueVision Media, Inc. No other changes were made to the Company's structure and it continues with the same rights and obligations as the former ValueVision International, Inc. The Company continues to be listed on the Nasdaq National Market as VVTV.

         The Articles of Merger effecting the name change are attached as
Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.  The following exhibits are filed with this report.

                  3.1     Articles of Merger dated May 16, 2002.

                  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALUEVISION INTERNATIONAL, INC.



Date: May 17, 2002                       By /s/ Nathan E. Fagre
                                            ------------------------------------
                                            Nathan E. Fagre
                                            Senior Vice President, General
                                               Counsel and Secretary


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                                INDEX TO EXHIBITS




      Exhibit
        No.                                                   Description
---------------------     --------------------------------------------------------------------------------
         3.1              Articles of Merger dated May 16, 2002
        16.1              Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated
                          May 17, 2002.
